SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                October 13, 2009

Motivnation, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Nevada                                                                    000-50048                                                                                   82-6008492
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(State or Other Jurisdiction             (Commission                                                                             (IRS Employer
of Incorporation)                                                File Number)                                                             Identification No.)

 8 Corporate Park, Suite 300, Irvine, CA                                                                                                                    92606
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(Address of Principal Executive Offices)                                                                                                            (Zip Code)

Registrant's telephone number, including area code:     (949) 266-8979
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(Former Name or Former Address, if Changed Since Last Report)

Item 3.02 Unregistered Sales of Equity Securities

On October 5, 2009, the Board of Directors of the Registrant ratified and approved pursuant to a share for debt agreement the issuance of 120,500 unregistered shares of the Registrant's Series A Preferred Stock, par value $.001 to George Lefevre, the CEO/Chairman of the Company.  These shares are to be issued to Mr. Lefevre, in exchange for $120,500 in debt, or $.001 per share.  The current market price per share as of October 9, 2009 is $.001.

The Board of Directors has also approved the issuance of 8,000,000 unregistered shares of the Registrant’s common stock, par value $.001 per share to David Psachie a director of the Company for services provided in 2009.

Item 3.03 Material Modification to Rights of Security Holders.

On September 30, 2008, the Company filed a Certificate of Designation that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, as amended and restated, created a Series A Preferred Stock, $0.001 par value, which series shall have certain designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions, in particular, it shall have the following voting rights:

Each share of Series A Preferred Stock shall entitle the holder to equal to the greater of (i) One Thousand (1,000) votes for each share of Series A Preferred Stock or (ii) the number of votes equal to the number of all outstanding shares of Common Stock, plus one additional vote such that the holders of Series A Preferred Stock shall always constitute a majority of the voting rights of the Corporation.  In any vote or action of the holders of the Series A Preferred Stock voting together as a separate class required by law, each share of issued and outstanding Series A Preferred Stock shall entitle the holder thereof to one vote per share. The holders of Series A Preferred Stock shall vote together with the shares of Common Stock as one class. The complete Certificate of Designation is filed as Exhibit 4.1.

There were 120,500 shares of Series A Preferred Stock authorized.  These shares are to be issued to George Lefevre, the CEO/Chairman of the company in exchange for $120,500 in debt, or $.001 per share.  The current market price per share as of October 8, 2009 is $.0008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1:  Certificate of Designation Series A preferred Stock

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George Lefevre                                           10-13-09
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George Lefevre, Chairman                                                                                                     Dated: 10-13-09
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/s/ David Psachie                                           10-13-09
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David Psachie, Director                                                                                                                   Dated: 10-13-09